EXHIBIT 99.1

Slide Presentation dated March 3, 2005

The following slides were presented March 3, 2005 to investors.

(Cover)
Southwestern Energy Company

March 2005 Update

This left side of this slide contains a picture of a snow-capped volcano. The caption above reads "The Power Within."  The Company's formula is located in the bottom right corner.  The top right corner of this slide contains a box with a picture of an oil derrick and "75 years SWN 1929 - 2004."

(Slide 1)
Southwestern Energy Company (NYSE: SWN)

General Information

Southwestern Energy Company is an independent energy company primarily focused on the exploration for and production of natural gas. Our strategy is to add at least $1.30 in discounted value for every dollar invested in a focused exploration and production program in the Arkoma and Permian Basins, East Texas and the onshore Gulf Coast.

Market Data as of February 28, 2005
Shares of Common Stock Outstanding	36,455,316
Market Capitalization	$2,211,000,000
Institutional Ownership	84.2%
Management Ownership	7.0%
52-Week Price Range	$22.65 (3/24/2004)
$61.86 (2/25/2005)

Investor Contacts

Greg D. Kerley
 Executive Vice President and Chief Financial Officer

Phone:	(281) 618-4803
Fax:	(281) 618-4820

Brad D. Sylvester, CFA
Manager, Investor Relations

Phone:	(281) 618-4897
Fax:	(281) 618-4820

(Slide 2)
Forward-Looking Statements

All statements, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the extent to which the Fayetteville Shale play can replicate the results of other productive shale gas plays, the potential for significant variability in reservoir characteristics of the Fayetteville Shale over such a large acreage position, the timing and extent of the company's success in discovering, developing, producing and estimating reserves, property acquisition or divestiture activities, the effects of weather and regulation on the company's gas distribution segment, increased competition, the impact of federal, state and local government regulation, the financial impact of accounting regulations and critical accounting policies, changing market conditions and prices (including regional basis differentials), the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field personnel, services, drilling rigs and other equipment, and any other factors listed in the reports filed by the company with the Securities and Exchange Commission (the "SEC").  For additional information with respect to certain of these and other factors, see reports filed by the company with the SEC.  The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

(Slide 3)
About Southwestern

* Focused on domestic exploration and production of natural gas.
* 645 Bcfe of reserves; 92% natural gas; 11.9 R/P at year-end 2004.

* Track record of adding significant reserves at low costs.
* Since 1999, we've averaged annual production growth of 10%, reserve growth of 13%, 246% reserve replacement, and F&D cost of $1.28 per Mcfe.

* E&P strategy built on organic growth through the drillbit.
* Over 80% of planned E&P capital allocated to drilling in 2005.

* Proven management team has increased Southwestern's market capitalization from $187 million at year-end 1998 to over $2 billion today.

* Strategy built on the Formula:
The Right People doing the Right Things, wisely investing the cash flow from the underlying Assets will create Value+.

(Slide 4)
Current Highlights

2004

* Continued successful development drilling in the Arkoma Basin and East Texas, plus successful exploration results in the Permian Basin.
* Record production of 54.1 Bcfe, up 31% over 41.2 Bcfe in 2003.
* Record reserves of 645 Bcfe at year-end 2004, up 28% from 503 Bcfe in 2003.
* In 2004, we again set new records for net income, operating income and EBITDA(1).
* Began drilling in Fayetteville Shale play in Arkansas.

2005 Forecast

* Planned CapEx of up to $353.0 million, up 20% from 2004.
* Production guidance of 61.0 - 63.0 Bcfe, up 13 - 17% from 2004 production.
* Plan to significantly accelerate Fayetteville Shale drilling program.

(1)  EBITDA is a non-GAAP financial measure.  See explanation and reconciliation of EBITDA on page 31.

(Slide 5)
Proven Track Record

This slide contains bar charts for the periods ended December 31.

	1999	2000	2001	2002	2003	2004	2005E
Production (Bcfe)	32.9	35.7	39.8	40.1	41.2	54.1	61-63E
Reserve Replacement	150%	196%	224%	209%	351%	388%
EBITDA ($MM)(1)	$76.1	$103.2	$134.6	$99.8	$152.3	$256.4
F&D Cost ($/Mcfe)	$1.20	$0.99	$1.11	$1.02	$1.18	$1.34

Note: Reserve data excludes reserve revisions.

(1)    EBITDA is a non-GAAP financial measure. See explanation and reconciliation of EBITDA on page 31.

(Slide 6)

SWN is One of the Lowest Cost Operators

This slide contains a bar graph that compares SWN to its competitors in terms of lifting cost per Mcfe of production (3 year average).

Lifting Cost per Mcfe
of Production
(3 year average)

Houston Exploration	$0.57
Burlington Resources	$0.57
Remington Oil & Gas	$0.58
Southwestern Energy Company	$0.62
EnCana	$0.70
Newfield Exploration	$0.71
Patina Oil & Gas	$0.71
Chesapeake Energy	$0.74
Cabot Oil & Gas	$0.76
Range Resources	$0.79
Apache	$0.79
Pioneer Natural Resources	$0.82
Anadarko Petroleum	$0.85
Swift Energy	$0.89
XTO Energy	$0.89
Devon Energy	$0.90
Cimarex Energy	$0.90
St. Mary Land & Exploration	$1.05
Forest Oil	$1.07
Denbury Resources	$1.14
Magnum Hunter Resources	$1.14

This slide also contains a bar graph comparing SWN to its competitors in terms of drillbit F&D cost per Mcfe (3 year average).

Drillbit F&D Cost
per Mcfe
(3 year average)

XTO Energy	$0.81
Southwestern Energy Company	$1.11
Burlington Resources	$1.37
Apache	$1.37
Swift Energy	$1.48
EnCana	$1.51
Anadarko Petroleum	$1.51
Patina Oil & Gas	$1.52
Cabot Oil & Gas	$1.63
Denbury Resources	$1.72
Range Resources	$1.79
St. Mary Land & Exploration	$1.93
Forest Oil	$1.95
Chesapeake Energy	$2.00
Remington Oil & Gas	$2.07
Houston Exploration	$2.23
Newfield Exploration	$2.76
Pioneer Natural Resources	$2.98
Cimarex Energy	$3.01
Magnum Hunter Resources	$3.03
Devon Energy	$3.18

Source:  John S. Herold Database

Note:  All data as of December 31, 2001, 2002, and 2003.

(Slide 7)
E&P Focused

This slide contains a map of Arkansas, Louisiana, Oklahoma, Texas and New Mexico with shadings to denote the Arkoma and Permian Basins, the Gulf Coast region and the East Texas region. Lines trace gas distribution pipelines and the Ozark Pipeline.

E&P Segment

* 2004 Reserves: 645 Bcfe
* 92% Natural Gas
* 83% Proved Developed
* Reserve Life: 11.9 years
* 2004 Production: 54.1 Bcfe

Arkoma

* Reserves - 247.0 Bcf (38%)
* Production - 20.2 Bcf (37%)
* Arkoma Conventional: Maintain our strong position through low-risk development drilling.
* Arkoma Unconventional: Pursue new Fayetteville Shale play.

East Texas (Overton)

* Reserves - 299.1 Bcfe (47%)
* Production - 22.2 Bcfe (41%)
* Grow through low-risk infill drilling.

Gulf Coast

* Reserves - 38.6 Bcfe (6%)
* Production - 4.6 Bcfe (9%)
* Reduce our high-risk exploration.

Permian

* Reserves - 60.8 Bcfe (9%)
* Production - 7.1 Bcfe (13%)
* Focus on medium-risk exploration.

Utility Segment

* 145,000 customers in N. Arkansas
* 6th fastest growing region in U.S.
* Filed $9.7 MM rate case in Dec. 2004

(Slide 8)
Capital Investments

This slide contains a bar chart of Company capital investments, summarized as follows:

						2005
	2001		2002	2003	2004	Plan
	($ in millions)
Utility & Corporate	$7.1		$6.9	$9.3	$13.0	$13.7
Property Acquisitions	$0.7		$0.1	$ -	$14.2	$ -
Cap. Exp. & Other	$9.9		$10.9	$12.4	$17.9	$31.0
Leasehold & Seismic	$9.8		$9.2	$19.0	$21.1	$26.8
Development Drilling	$44.2		$46.3	$119.7	$208.7	$271.2
Exploration Drilling	$20.8		$18.7	$19.8	$20.1	$10.0
Total	$92.5	(1)	$92.1	$180.2	$295.0	$352.7

This slide also contains a pie chart of Company's planned 2005 capital investments by area of operation, summarized as follows:

% of Total
Capital Investments
East Texas	43%
Arkoma Fayetteville Shale	29%
Arkoma	17%
Other E&P	6%
Utility	3%
Gulf Coast	1%
Permian	1%

* E&P capital program heavily weighted to low-risk drilling in 2005:
* Low-risk East Texas ($147.6 MM, 43%) and Arkoma ($59.3 MM, 17%),
* Permian Basin ($4.8 MM, 1%) and Gulf Coast ($4.8 MM, 1%),
* Other Exploration and New Ventures ($22.3 MM, 6%).

* Arkoma Fayetteville Shale (up to $100.2 MM, 29%).
* Currently hold approx. 557,000 net acres in undeveloped play area + 125,000 net acres HBP.

* Over 80% of E&P capital allocated to drilling in 2005.

(1) Net of $13.5 million reimbursement from Overton Field partnership.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 9)

East Texas - Overton Field

This slide contains a map of Smith County, Texas where the Overton Field is located.  Existing wells at year-end 2003 and 2004 and 2005 development well locations are denoted.  It is stated that the Overton Field contains 24,400 acres and the South Overton Farm-in Acreage contains 5,800 acres.

* Purchased original 10,800 acres and 16 producing wells for $6.1 million in 2000 (developed at 640-acre spacing).

* Drilled 173 wells in 2001 through 2004 with 100% success.

* Plan to drill 80 wells in 2005, a portion of which will be at 40-acre spacing.

Overton Field Reserve Potential:

		Approx.	Reserve
	Well	Spacing	Potential
	Count	(Acres)	(Net Bcfe)
Original Wells	16	640	22
2001 - 2002 Development	33	365	89
2003 Development	57	170	102
2004 Development	83	100	142
Planned 2005 Development	80	75	95
Potential Future Development
Locations @ $5.00 Gas	37	70	35
Locations @ $6.00 Gas	92	60	84

Overton Field 2002-2004 Avg Results:(1)

Reserve Replacement:	681%
LOE Cost (incl. Taxes) ($/Mcfe):	$0.47
F&D Cost ($/Mcfe):	$0.99

(1) Including reserve revisions.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 10)
Overton Field Gross Production

The graph contained in this slide displays the Overton Field gross production rate (MMcfe/d) from the year 2000 to December 2004 and the potential gross production rate for 2004 under both an accelerated drilling program and under an eighteen well per year program.

Overton Net Production:

Bcfe
2000	0.3
2001	2.3
2002	5.9
2003	13.6
2004	21.8
2005 Forecast	25 - 27

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 11)
Overton Field - Improved Drilling Results

This slide of drilling days versus depth portrays the improved drilling rate in the Overton Field since its purchase from Fina in 2001.  Fina's average drilling rate was 55 days.  Upon the Field's purchase in 2001 SWN decreased that rate to 35 days.  It was further decreased to 27 days in 2002, 23 days in 2003 and 19 days in 2004.

* Reduced drilling time by >50%.

* Increased initial production by 200%.

* Increased gross reserves by 60% (avg. gross EUR of 2.0 Bcfe per well in 2004)

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 12)

Arkoma Basin

This slide contains a map of Arkansas and Oklahoma with shading to denote the Arkoma Basin. The Ranger Anticline and the area known as the Fairway are further noted. A portion of the Fayetteville Shale play (2) is also noted.

* Conventional Play:
* 60+ years of experience in the basin, large acreage position of 483,000 net acres.
* 2005 capital program includes drilling approximately 86 wells.

* Fayetteville Shale Play:
* Currently hold approx. 557,000 net acres in undeveloped play area + 125,000 net acres HBP.
* Fayetteville Shale project results to date have been encouraging. Company plans to significantly increase activity in 2005.

Arkoma Basin 2002-2004 Avg Results:(1)

Reserve replacement:	191%
LOE Cost (incl. Taxes) ($/Mcf):	$0.43
F&D Cost ($/Mcf):	$0.93

Ranger Anticline (inception thru 12/31/04):(1)

Success:	43/50
Net EUR:	62.8 Bcf
F&D/Mcf:	$.72

(1) Including reserve revisions.

(2) For illustrative purposes only.  Shaded area does not delineate actual play area.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 13)
Ranger Anticline

This slide contains a map of the Ranger Anticline prospect with the Company's exploratory and held by production acreage designated with shading.  Also shown are SWN's producing wells at 12/31/04, and 2005 proposed wells.

Ranger Anticline (inception thru 12/31/04):(1)

Success:	43/50
Net EUR:	62.8 Bcf
F&D/Mcf:	$.72

* In July 2004, received approval to downspace field to 560 feet between wells.

* Current acreage position of 7,700 gross developed acres and 43,500 gross exploratory acres.

* Average working interest 50% - 100%.

* Plan to drill approximately 43 wells in 2005.

* Area has significant upside potential.

Ranger Anticline Potential:

		Reserve
	Well	Potential
	Count	(Net Bcfe)
Producing Wells at 12/31/02	13	20
Successful Wells in 2003	10	12
Successful Wells in 2004	20	31
2005 Drilling Program	43	48

Other Contingent Locations	133	121
TOTAL	219	232

(1) Including reserve revisions.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 14)

Arkoma - Fayetteville Shale Play

This slide contains a map of Oklahoma, Arkansas, and portions of Louisiana and Texas.  Shading denotes the Fayetteville and Caney Shales in the Arkoma Basin, the Barnett Shale in the Fort Worth Basin and the Frontal Belt area.

* Mississippian-age shale, geologic equivalent of the Caney Shale in Oklahoma and the Barnett Shale in north Texas.

* The shale appears to be laterally extensive, ranging in thickness from 50 to 325 feet, and ranging in depths from 1,500 to 6,500 feet.

* Currently hold approximately 557,000 net acres in undeveloped play area + 125,000 net acres HBP.

* As of February 28, 2005, we had drilled 32 Fayetteville Shale wells in 6 pilot areas.

* 2005 Plan: Invest up to $100.2 million.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 15)
How Have We Been Doing?

Graph shows F&D cost ($/Mcfe), reserve replacement (%) and PVI ($/$) after new management, a new E&P team and a new strategy were implemented in 1997.

	1997	1998	1999	2000 (1)	2001	2002	2003	2004
F&D cost ($/Mcfe)	$2.53	$1.10	$1.20	$.99	$1.11	$1.02	$1.18	$1.34
Reserve replacement (%)	77%	129%	150%	196%	224%	209%	351%	388%
PVI ($/$)	$ .56	$1.17	$1.07	$1.30	$1.40	$1.33	$1.42	$1.40

Note:  All metrics calculated exclude reserve revisions.

(1)    PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price).

(Slide 16)
Outlook for 2005

* Production of 54.1 Bcfe in 2004 (31% growth over 2003 volumes).
* Production target of 61.0 - 63.0 Bcfe in 2005 (estimated growth of 13 - 17%).

	2004 Actual	2005 Guidance
	$6.14 Gas	$5.00 Gas	$6.00 Gas
	$41.36 Oil	$30.00 Oil	$36.00 Oil
Net Income	$103.6 MM	$86 - $88 MM	$112 - $114 MM
EPS	$2.80	$2.30 - $2.35	$3.00 - $3.05
Operating Income	$182.3 MM	$157 - $162 MM	$198 - $203 MM
Net Cash Flow(1)	$237.7 MM	$225 - $230 MM	$265 - $270 MM
EBITDA(1)	$256.4 MM	$243 - $248 MM	$283 - $288 MM
CapEx	$295.0 MM	352.7 MM	$352.7 MM

Note: Per share estimates assume 37.5 million weighted average diluted shares outstanding for 2005.

         2004 oil and gas prices represent actual average last-day NYMEX closing prices.  2005 oil and gas prices represent NYMEX price assumptions.

(1)   Net Cash Flow is net cash flow before changes in operating assets and liabilities.  Net cash flow and EBITDA are non-GAAP financial measures.  See explanation and reconciliation of non-GAAP financial measures on pages 30 and 31.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 17)
Gas Hedges in Place Through 2006

This slide contains a bar chart detailing gas hedges in place by quarter for the years 2005 and 2006.  A summary of these outstanding gas hedges is as follows:

			Average Price per Mcf	Percent
	Type	Hedged Volumes	(or Floor/Ceiling)	Hedged
2005	Swaps	12.6 Bcf	$5.04	20 - 25%
	Collars	32.0 Bcf	$4.65 / $8.29	50 - 55%
2006	Swaps	5.0 Bcf	$5.89	-
	Collars	26.0 Bcf	$4.77 / $8.80	-

Note:  Southwestern has approximately 360,000 barrels of oil hedged at a fixed WTI price of $33.17 per barrel in 2005 and 120,000 barrels of oil hedged at a fixed WTI price of $37.30 per barrel in 2006.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 18)
The Road to V+
* Invest in the Highest PVI Projects.
* Accelerate Overton Development.
* Accelerate Ranger Anticline Development.

* Pursue Fayetteville Shale Potential.

* Maximize Cash Flow.

* Deliver the Numbers.
* Production and Reserve Growth.
* Add Value for Every Dollar Invested.

* Continue to Tell Our Story.

(Slide 19)
Appendix

(Slide 20)
Financial & Operational Summary

This slide contains a table that summarizes the Company's financial and operational indicators.

	Year Ended December 31,
	2004	2003	2002	2001
	($ in millions, except per share amounts)

Revenues	$477.1	$327.4	$261.5	$344.9
EBITDA(1)	256.4	152.3	99.8	134.6
Net Income	103.6	48.9	14.3	35.3
Net Cash Flow (1)	237.7	132.3	79.8	112.7
Diluted EPS	$2.80	$1.43	$0.55	$1.38

Production (Bcfe)	54.1	41.2	40.1	39.8
Avg. Gas Price ($/Mcf)	$5.21	$4.20	$3.00	$3.85
Avg. Oil Price ($/Bbl)	$31.47	$26.72	$21.02	$23.55

Finding Cost ($/Mcfe) (2)	$1.34	$1.18	$1.02	$1.11
Reserve Replacement (%) (2)	388%	351%	209%	224%

(1)    Net cash flow is net cash flow before changes in operating assets and liabilities.  Net cash flow and EBITDA are non-GAAP financial measures.  See explanation and reconciliation of non-GAAP financial measures on pages 30 and 31.

(2)    Excluding reserve revisions.

(Slide 21)
Ranger Anticline

This slide contains a vertical cross-section of the Ranger Anticline area with shading to denote upper and lower borum.

* Thrust faulted/anticlinal Atokan sand play.

* Repeat sections of tight gas sands.

* Natural fractures enhance productivity.

(Slide 22)
Focused on Adding Value
	Overton Well			Ranger Well
Typical First Year Economics:
Gross reserves (Bcfe)	2.2	2.0	1.5	1.8	1.2
	(per Mcfe)			(per Mcf)
Revenues	$5.00	$5.00	$5.00	$5.00	$5.00
Production costs	$0.38	$0.40	$0.45	$0.28	$0.36
Cash netback	$4.62	$4.60	$4.55	$4.72	$4.64
F&D costs	$0.90	$1.01	$1.34	$0.80	$1.20

Total Life Economics:
Completed Well Cost ($MM)	$1.6	$1.6	$1.6	$1.0	$1.0
Pretax ROR	42%	34%	20%	53%	28%
Pretax PVI	2.0	1.8	1.3	2.5	1.6

Note:  Our ability to achieve our target PVI results are dependent upon the current and future market prices for natural gas and crude oil, costs associated with producing natural gas and crude oil and our ability to add reserves at an acceptable cost.

Note that the information contained on this slide constitutes a "forward-looking statement".

(Slide 23)

U.S. Gas Consumption and Sources

This slide displays U.S. gas production versus U.S. gas consumption from 1975 to the present. Net imports for the same period are also given.  U.S. gas production has been basically flat since 1994.

Source:  EIA

(Slide 24)
U.S. Gas Production Decline Rate

This graph portrays U.S. natural gas production history.  The graph indicates a 30% 2005 decline rate.

Production Decline Rate of Base
1990	17%
1991	17%
1992	16%
1993	18%
1994	19%
1995	19%
1996	20%
1997	21%
1998	23%
1999	23%
2000	25%
2001E	24%
2002E	27%
2003E	28%
2004E	29%
2005E	30%

Utilizes data supplied by IHS Energy; Copyright 1990 - 2005 IHS Energy

Chart prepared by and property of EOG Resources, Inc.; Copyright 2002 - 2005

(Slide 25)
U.S. Electricity Consumption on the Rise

This line graph shows an increase in U.S. electricity consumption in billion kilowatt-hours per month from 1990 to 2005.

Source:  Edison Electric Institute

(Slide 26)
NYMEX Gas Prices

This line graph represents NYMEX gas prices in $/Mcf from 2000 to 2005.

Source:  Bloomberg

(Slide 27)
U.S. Gas Drilling

This line graph denotes the number of rigs drilling for gas through the period 1988 to 2005.

Source:  Baker Hughes

(Slide 28)
West Texas Intermediate Oil Prices

This line graph shows the price of West Texas Intermediate oil in $/Bbl for the years 2000 to 2005.

Source:  Bloomberg

(Slide 29)
Oil and Gas Price Comparison

This line graph compares the prices of Henry Hub natural gas and WTI crude oil in $/MMBtu and $/Bbl, respectively, for the period 1994 to 2005.

Source:  Bloomberg

(Slide 30)

Explanation and Reconciliation of Non-GAAP Financial Measures: Net Cash Flow

Net cash provided by operating activities before changes in operating assets and liabilities is presented because of its acceptance as an indicator of an oil and gas exploration and production company's ability to internally fund exploration and development activities and to service or incur additional debt. The company has also included this information because changes in operating assets and liabilities relate to the timing of cash receipts and disbursements which the company may not control and may not relate to the period in which the operating activities occurred. Net cash provided by operating activities before changes in operating assets and liabilities should not be considered in isolation or as a substitute for net cash provided by operating activities prepared in accordance with generally accepted accounting principles. Forecasting changes in operating assets and liabilities would require unreasonable effort, would not be reliable and could be misleading.  Therefore, the reconciliation of the company's forecasted net cash provided by operating activities before changes in operating assets and liabilities has assumed no changes in assets and liabilities.  The first table below reconciles actual net cash provided by operating activities before changes in operating assets and liabilities with net cash provided by operating activities as derived from the company's financial information.

	12 Months Ended December 31,
	2004	2003	2002	2001
	($ in thousands)
Net Cash provided by operating activities before changes in operating assets and liabilities	$237,706	$132,327	$79,775	$112,697
Add back (deduct):
Change in operating assets and liabilities	191	(23,228)	(2,201)	31,886
Net cash provided by operating activities	$237,897	$109,099	$77,574	$144,583

2005 Guidance
NYMEX Commodities Price Assumptions
	$5.00 Gas	$6.00 Gas
	$30.00 Oil	$36.00 Oil
(in millions)
Net cash provided by operating activities	$225-$230	$265-$270
Add back (deduct):
Change in operating assets and liabilities	--	--
Net cash provided by operating activities before changes in operating assets and liabilities	$225-$230	$265-$270

(Slide 31)

Explanation and Reconciliation of Non-GAAP Financial Measures: EBITDA

EBITDA is defined as net income plus interest, income tax expense, depreciation, depletion and amortization. Southwestern has included information concerning EBITDA because it is used by certain investors as a measure of the ability of a company to service or incur indebtedness and because it is a financial measure commonly used in the energy industry.  EBITDA should not be considered in isolation or as a substitute for net income, net cash provided by operating activities or other income or cash flow data prepared in accordance with generally accepted accounting principles or as a measure of the company's profitability or liquidity. EBITDA as defined above may not be comparable to similarly titled measures of other companies. Net income is a financial measure calculated and presented in accordance with generally accepted accounting principles. The table below reconciles historical EBITDA with historical net income.

	12 Months Ended December 31,
	2004	2003		2002	2001	2000		1999

Net income	$103,576	$48,897		$14,311	$35,324	$20,461	(1)	$9,927
Depreciation, depletion and amortization (2)	76,065	57,762		55,352	53,641	46,622		42,387
Net interest expense	16,992	17,311		21,466	23,699	24,689		17,351
Provision for income taxes	59,778	28,372	(3)	8,708	21,917	11,457		6,449
EBITDA	$256,411	$152,342		$99,837	$134,581	$103,229	(1)	$76,114

(1)    2000 amounts exclude unusual items of $109.3 million for the Hales judgment and $2.0 million for other litigation.

(2)    Depreciation, depletion and amortization includes the amortization of restricted stock issued under the company's incentive compensation plan.

(3)    Provision for income taxes for 2003 includes the tax benefit associated with the cumulative effect of adoption of accounting principle.

The table below reconciles EBITDA with 2005 forecasted net income assuming different NYMEX price scenarios and their corresponding estimated impact on the company's results for 2005, including current hedges in place, as of February 28, 2005:

2005 Guidance
NYMEX Commodity Price Assumptions
	$5.00 Gas	$6.00 Gas
	$30.00 Oil	$36.00 Oil
($ in millions)
Net income	$86 - $88	$112 - $114
Add back:
Provision for income taxes - deferred	53 - 54	69 - 70
Interest expense	22 - 23	21 - 22
Depreciation, depletion, amortization	87 - 89	87 - 89
EBITDA	$243 - $248	$283 - $288